CROWN ACQUISITION TOPCO LIMITED

Exhibit 99.1

CROWN ACQUISITION TOPCO LIMITED
CONSOLIDATED FINANCIAL STATEMENTS
31 December 2017

CROWN ACQUISITION TOPCO LIMITED

CONTENTS

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF CROWN ACQUISITION TOPCO LIMITED	3
CONSOLIDATED STATEMENT OF PROFIT AND LOSS AND OTHER COMPREHENSIVE INCOME	5
CONSOLIDATED STATEMENT OF FINANCIAL POSITION	6
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY	7
CONSOLIDATED CASH FLOW STATEMENT	8
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS	9

CROWN ACQUISITION TOPCO LIMITED

INDEPENDENT AUDITOR'S REPORT

The Directors
Crown Acquisition Topco Ltd
One Park Lane
Leeds
LS3 1EP

We have audited the accompanying consolidated financial statements of Crown Acquisition Topco Ltd and its subsidiaries (the Group), which comprise the consolidated statement of financial position as of December 31, 2017 and the related consolidated statements of profit and loss and comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.
Basis for Qualified Opinion
As disclosed in Note 1 to the consolidated financial statements, International Financial Reporting Standards as issued by the IASB requires that consolidated financial statements be presented with comparative financial information. The accompanying consolidated financial statements have been prepared as of and for the year ended December 31, 2017 solely for the purpose of meeting the requirements of Rule 3-05 of Regulation S-X of the US Securities and Exchange Commission ("Rule 3.05"). Accordingly no comparative financial information is presented.

CROWN ACQUISITION TOPCO LIMITED

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF CROWN ACQUISITION TOPCO LIMITED (CONTINUED)
Qualified Opinion

In our opinion, except for the effects of the matter described in the Basis for Qualified Opinion paragraph, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Crown Acquisition Topco Ltd and its subsidiaries as of December 31, 2017, and their consolidated financial performance and their consolidated cash flows for the year then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
Emphasis of Matter
As discussed in Note 1 to the consolidated financial statements, in 2017 the Group retrospectively adopted International Financial Reporting Standard 15, Revenue from Contracts with Customers. Our opinion is not modified with respect to this matter.

\s\KPMG LLP
KPMG LLP
Leeds, United Kingdom
20 August 2018

CROWN ACQUISITION TOPCO LIMITED

Consolidated Statement of Profit and Loss and Other Comprehensive Income
FOR THE YEAR ENDED 31 DECEMBER 2017

	Note 2017
	£000

Revenue	1	150,446
Cost of sales		(11,516)
		───────
Gross profit		138,930

Administrative expenses		(132,908)
		───────
Operating profit	3	6,022

Financial income	6	5,150
Financial expense	6	(65,577)
		───────
Net financing expense		(60,427)
		───────
Share of profit from equity accounted investee		31
		───────
Loss before tax		(54,374)

Tax charge	7	(531)
		───────
Loss for the year		(54,905)
		═══════
Loss attributable to
Owners of the Company		(54,875)
Non-controlling interests		(30)
		───────
		(54,905)
		═══════

Other comprehensive income		(7)
		───────
Other comprehensive income for the year, net of income tax		(7)
		───────
Total comprehensive income for the year		(54,912)
		───────
Total comprehensive income for the year attributable to:
Owners of the Company		(54,882)
Non-controlling interests		(30)
		═══════
The notes on pages 7 to 34 form part of these financial statements.

CROWN ACQUISITION TOPCO LIMITED

Consolidated Statement of Financial Position
AS AT 31 DECEMBER 2017

	Note	2017
		£000
Non-current assets
Property, plant and equipment	8	3,400
Goodwill	9	404,619
Intangible assets	9	100,588
Trade and other receivables	12	2,003
Investment in equity accounted investee	2	620
Deferred tax asset	11	14,291
		──────
		525,521
		──────
Current assets
Trade and other receivables	12	80,598
Cash and cash equivalents	13	5,364
		──────
		85,962
		──────
Total assets		611,483
		══════

Current liabilities
Other interest-bearing loans and borrowings	14	17,410
Trade and other payables	15	98,726
Tax payable		2,302
		──────
		118,438
		──────
Non-current liabilities
Other interest-bearing loans and borrowings	14	681,341
Deferred tax liabilities	11	14,250
		──────
		695,591
		──────
Total liabilities		814,029
		──────

Equity attributable to equity holders of the parent
Share capital	17	83
Share premium		15
Other reserves	17	711
Translation reserves		17
Retained earnings		(203,540)
		──────

Non-controlling interest		168
		──────
Total equity		(202,546)
		──────
Total equity and liabilities		611,483
		══════
The notes on pages 7 to 34 form part of these financial statements.

CROWN ACQUISITION TOPCO LIMITED

Consolidated Statement of Changes in Equity

	Share capital	Share premium	Other reserves	Translation reserves	Retained earnings	Non-controlling interests	Total equity
	£000	£000	£000	£000	£000	£000	£000

Restated balance at 1 January 2017	83	—	252	24	(148,665)	—	(148,306)
	─────	─────	─────	─────	─────	─────	─────
Total comprehensive income for the year
Loss for the year	—	—	—	—	(54,875)	(30)	(54,905)
Other comprehensive income	—	—	—	(7)	—	—	(7)
	─────	─────	─────	─────	─────	─────	─────
Total comprehensive income for the year	—	—	—	(7)	(54,875)	(30)	(54,912)
	─────	─────	─────	─────	─────	─────	─────
Transactions with owners, recorded directly in equity
Capitalisation of share premium	—	15	—	—	—	—	15
Own shares acquired	—	—	(298)	—	—	—	(298)
Sale of shares held in trust	—	—	757	—	—	—	757
Acquisition of subsidiary with a non-controlling interest	—	—	—	—	—	198	198
	─────	─────	─────	─────	─────	─────	─────
Total transactions with owners	—	15	459	—	—	198	672
	─────	─────	─────	─────	─────	─────	─────
Balance at 31 December 2017	83	15	711	17	(203,540)	168	(202,546)
	═════	═════	═════	═════	═════	═════	═════

The notes on pages 7 to 34 form part of these financial statements.

CROWN ACQUISITION TOPCO LIMITED

Consolidated Cash Flow Statement
FOR THE YEAR ENDED 31 DECEMBER 2017

	Note	2017
		£000
Cash flows from operating activities
Loss for the year		(54,905)
Adjustments for:
Depreciation, amortisation and impairment		23,944
Financial income	6	(5,150)
Financial expense	6	65,577
Tax expense		531
Share of profit of equity accounted investee		(30)
		──────
		29,967
Increase in trade and other receivables		(14,718)
Increase in trade and other payables		10,501
Tax received		1,457
Interest paid		(15,369)
		──────
Net cash from operating activities		11,838
		──────
Cash flows from investing activities
Acquisition of subsidiary, net of cash acquired	2	(604)
Acquisition of associate		(482)
Acquisition of property, plant and equipment		(1,195)
Acquisition of other intangible assets		(8,545)
Payment of deferred consideration relating to acquisitions		(3,653)
		──────
Net cash used in investing activities		(14,479)
		──────
Cash flows from financing activities
Proceeds from new loan		7,000
Repurchase of own shares		(5)
Repayment of borrowings		(5,573)
Loans issued to purchase shares		(643)
Proceeds from issue of shares		15
Sale of shares held in trust		757
		──────
Net cash from financing activities		1,551
		──────
Net decrease in cash and cash equivalents		(1,090)
Cash and cash equivalents at 1 January 2017		6,454
		──────
Cash and cash equivalents at 31 December 2017	13	5,364
		══════

The notes on pages 7 to 34 form part of these financial statements.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1	Accounting policies

Crown Acquisition Topco Limited (the "Company") is a company incorporated and domiciled in the UK.
The group financial statements consolidate those of the Company and its subsidiaries (together referred to as the "Group") and the Group's interest in associates.
The group financial statements are in compliance with International Financial Reporting Standards (“IFRSs”) as issued by the International Accounting Standards Board (the “IASB”) except for the exclusion of comparative figures for the prior year required by IAS 1 "presentation of financial statements".  The purpose of these financial statements is to meet the reporting requirements of Rule 3-05 of Regulation S-X of the Securities and Exchange Commission and as such these are a set of non-statutory statements.
These financial statements were approved by the board on 20 August 2018.
In the current year, the Group has applied IFRS 15 Revenue from Contracts with Customers in advance of its effective date. The standard has an effective date of 1 January 2018, and the Group has adopted the standard with effect from 1 January 2017. IFRS 15 introduces a 5 step approach to revenue recognition and applies to all Group revenues arising from contracts with customers. The Group does not generate revenues from customer contracts which are within the scope of other existing standards.
The Group has applied IFRS 15 in accordance with the fully retrospective transitional approach in accordance with paragraph C3 (a) of the standard. The Group has not used the practical expedients for completed contracts in IFRS 15.C5 (b) nor for modified contracts in IFRS 15.C5(c). The Group has used the expedient in IFRS 15.C5 (a) which allows the Group not to restate contracts that are completed contracts at the beginning of the earliest period presented and (d) allowing both non-disclosure of the amount of transaction price allocated to remaining performance obligations and an explanation of when the Group expects to recognize that amount as revenue.
The impact of the adoption of this standard on the Group’s equity as at 31 December 2016 is summarized below:

	As at 31 December 2016 £000	Adjustments due to adoption of IFRS 15 £000	Adjusted opening balance at 1 Jan 2017 £000

Retained earnings	99,683	48,982	148,665
Trade and other payables	(42,752)	(52,879)	(95,631)
Trade and other receivables	78,659	(7,592)	71,067
Deferred tax assets	—	11,489	11,489

The Group’s accounting policies for its revenue streams are disclosed in detail in note 1.13 below.

1.1    Measurement convention

The financial statements are prepared on the historical cost basis except that the following assets and liabilities are stated at their fair value: derivative financial instruments, financial instruments classified as fair value through the profit or loss.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1	Accounting policies (continued)

1.2     Going concern

At the reporting date, standard financial covenants applied to the Group in respect of the Group debt in relation to leverage, and there were three years left on these facilities. This debt was repaid in full on 19th June 2018 and the Group was released from its covenants at that date. Further details can be found in note 23.
The Directors have prepared detailed forecasts for the next 3 years. These forecasts have been reviewed during the approval of these accounts, and the Directors are confident that, taking account of reasonably possible changes in trading performance, the Group will be able to operate within the level of its current facilities.
The Directors have, at the time of approving the financial statements, a reasonable expectation that the Company and the Group have adequate resources to continue in operational existence for the foreseeable future and therefore continue to adopt the going concern basis of accounting in preparing the financial statements.

1.3    Basis of consolidation
Subsidiaries
Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. In assessing control, the Group takes into consideration potential voting rights that are currently exercisable. The acquisition date is the date on which control is transferred to the acquirer. The financial statements of subsidiaries are included in the consolidated financial statements from the date that control commences until the date that control ceases.
Losses applicable to the non-controlling interests in a subsidiary are allocated to the non-controlling interests even if doing so causes the non-controlling interests to have a deficit balance.
Associates
Associates are all entities over which the group has significant influence but not control or jointly control, generally accompanying a shareholding of between 20% and 50% of the voting rights. Investments in associates are accounted for using the equity method of accounting, after initially being recognised at cost.
Non-controlling interests
NCI are measured initially at their proportionate share of the acquiree’s identifiable net assets at the date of acquisition.
Changes in the Group’s interest in a subsidiary that do not result in a loss of control are accounted for as equity transactions.

Transactions eliminated on consolidation
Intra-group balances and transactions, and any unrealised income and expenses arising from intra-group transactions, are eliminated. Unrealised gains arising from transactions with equity-accounted investees are eliminated against the investment to the extent of the Group's interest in the investee. Unrealised losses are eliminated in the same way as unrealised gains, but only to the extent that there is no evidence of impairment.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1	Accounting policies (continued)

1.4    Foreign currency

Transactions in foreign currencies are translated to the respective functional currencies of Group entities at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the reporting date are retranslated to the functional currency at the foreign exchange rate ruling at that date. Foreign exchange differences arising on translation are recognised in the income statement. Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction. Non-monetary assets and liabilities denominated in foreign currencies that are stated at fair value are retranslated to the functional currency at foreign exchange rates ruling at the dates the fair value was determined.
The assets and liabilities of foreign operations, including goodwill and fair value adjustments arising on consolidation, are translated to the Group’s presentational currency, Sterling, at foreign exchange rates ruling at the reporting date. The revenues and expenses of foreign operations are translated at an average rate for the year where this rate approximates to the foreign exchange rates ruling at the dates of the transactions.
Exchange differences arising from this translation of foreign operations are reported as an item of other comprehensive income and accumulated in the foreign currency translation reserve (FCTR). When a foreign operation is disposed of, such that control, or significant influence (as the case may be) is lost, the entire accumulated amount in the FCTR, net of amounts previously attributed to non-controlling interests, is recycled to profit or loss as part of the gain or loss on disposal. When the Group disposes of only part of its interest in a subsidiary that includes a foreign operation while still retaining control, the relevant proportion of the accumulated amount is reattributed to non-controlling interests.

1.5    Non-derivative financial instruments

Non-derivative financial instruments comprise investments in equity, trade and other receivables, cash and cash equivalents, interest-bearing borrowing, and trade and other payables.
Trade and other receivables
Trade and other receivables are recognised initially at fair value plus any directly attributable transaction costs. Subsequent to initial recognition they are measured at amortised cost using the effective interest method, less any impairment losses.
Trade and other payables
Trade and other payables are recognised initially at fair value less any directly attributable transaction costs. Subsequent to initial recognition they are measured at amortised cost using the effective interest method.
Cash and cash equivalents
Cash and cash equivalents comprise cash balances and are measured at amortised cost.
Interest-bearing borrowings
Interest-bearing borrowings are recognised initially at fair value less any directly attributable transaction costs. Subsequent to initial recognition, interest-bearing borrowings are stated at amortised cost using the effective interest method.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1	Accounting policies (continued)

1.6    Property, plant and equipment

Property, plant and equipment are stated in the statement of financial position at cost less accumulated depreciation and any recognised impairment loss. Any gain or loss on disposal of an item of property, plant and equipment is recognised in profit or loss.
Subsequent expenditure is capitalised only if it is probable that the future economic benefits associated with the expenditure will flow to the entity.
Depreciation is recognised so as to write off the cost of property, plant and equipment less their residual values over their useful lives, as set out below, on a straight line basis unless stated otherwise. Property, plant and equipment purchases are depreciated on a monthly basis from the date the asset is available for utilisation. Depreciation methods, useful lives and residual values are reviewed at each reporting date and adjusted if appropriate.
The estimated useful lives of property, plant and equipment for current periods are as follows:

Office equipment                        Straight line amortisation over 3 - 5 years

1.7    Business combinations

All business combinations are accounted for by applying the acquisition method. Business combinations are accounted for using the acquisition method as at the acquisition date, which is the date on which control is transferred to the Group.
The Group measures goodwill at the acquisition date as:

•	the fair value of the consideration transferred; plus

•	the recognised amount of any non-controlling interests in the acquiree; plus

•	the fair value of the existing equity interest in the acquiree; less

•	the net recognised amount (generally fair value) of the identifiable assets acquired and liabilities assumed.
When the excess is negative, a bargain purchase gain is recognised immediately in profit or loss.

Costs related to the acquisition, other than those associated with the issue of debt or equity securities, are expensed as incurred. Any contingent consideration payable is recognised at fair value at the acquisition date. If the contingent consideration is classified as equity, it is not re-measured and settlement is accounted for within equity. Otherwise, subsequent changes to the fair value of the contingent consideration are recognised in profit or loss.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1	Accounting policies (continued)

1.8    Intangible assets and goodwill
Intangible assets include goodwill, deferred development costs, internally created databases and purchased data assets that meet the definition of an intangible asset as defined in IAS 38 'Intangible Assets'.
Goodwill
Goodwill is stated at cost less any accumulated impairment losses. Goodwill is allocated to cash-generating units and is not amortised but is tested annually for impairment and whenever there is an indication that it may be impaired. In respect of equity accounted investees, the carrying amount of goodwill is included in the carrying amount of the investment in the investee.
Deferred development costs
Deferred development expenditure comprises the product development costs of commercially exploitable systems to the extent that they are recoverable.
Development costs are capitalised in accordance with IAS 38 when staff are working on products and projects where the following can be demonstrated:

•	technical feasibility of completing the intangible asset so that it will be available for use or sale

•	intention to complete the intangible asset and use or sell it

•	ability to use or sell the intangible asset

•	how the intangible asset will generate future economic benefits

•	availability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset

•	ability to measure reliably the expenditure attributable to the intangible asset during its development.
Internally created databases
Internally created databases comprise the data purchase and capture costs of internally developed databases, for use by customers to determine the credit-worthiness and to validate the identity of individuals. The costs are capitalised as development costs in accordance with IAS 38.
Purchased data assets
Purchased data assets comprise data sets purchased externally for resale on a licensed basis and incorporation into the Group's products which fulfil the IAS 38 definition of intangible assets.
Amortisation
Amortisation is charged to the income statement on a straight-line basis over the estimated useful lives of intangible assets. Other intangible assets are amortised from the date they are available for use. The estimated useful lives are as follows:

Databases and Purchased data assets	Straight line amortisation over 3 - 10 years
Deferred development costs	Straight line amortisation over 3 - 10 years from the date the asset is available for use
Customer contracts acquired through business combinations	Straight line amortisation over 5 years
Software acquired through business combination	Straight line amortisation over 3 years

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1	Accounting policies (continued)

1.9    Impairment
Financial assets
A financial asset not carried at fair value through profit or loss is assessed at each reporting date to determine whether there is an indication of impairment. A financial asset is impaired if objective evidence indicates that a loss event has occurred after the initial recognition of the asset, and that the loss event had a negative effect on the estimated future cash flows of that asset that can be estimated reliably.
An impairment loss in respect of a financial asset measured at amortised cost is calculated as the difference between its carrying amount and the present value of the estimated future cash flows discounted at the asset's original effective interest rate. Interest on the impaired asset continues to be recognised through the unwinding of the discount. When a subsequent event causes the amount of impairment loss to decrease, the decrease in impairment loss is reversed through profit or loss.
Non-financial assets
The carrying amounts of the Group's non-financial assets, other than deferred tax assets, are reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, then the asset's recoverable amount is estimated. For goodwill, and intangible assets that are not yet available for use, the recoverable amount is estimated each year at the same time unless there is a triggering event, in which case it's evaluated at the point the triggering event is identified.
The recoverable amount of an asset or cash-generating unit is the greater of its value in use and its fair value less costs to sell. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For the purpose of impairment testing, assets that cannot be tested individually are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or groups of assets (the "cash-generating unit"). The goodwill acquired in a business combination, for the purpose of impairment testing, is allocated to cash-generating units, or ("CGU"). Subject to an operating segment ceiling test, for the purposes of goodwill impairment testing, CGUs to which goodwill has been allocated are aggregated so that the level at which impairment is tested reflects the lowest level at which goodwill is monitored for internal reporting purposes. Goodwill acquired in a business combination is allocated to groups of CGUs that are expected to benefit from the synergies of the combination.
An impairment loss is recognised if the carrying amount of an asset or its CGU exceeds its estimated recoverable amount. Impairment losses are recognised in profit or loss. Impairment losses recognised in respect of CGUs are allocated first to reduce the carrying amount of any goodwill allocated to the units, and then to reduce the carrying amounts of the other assets in the unit (group of units) on a pro rata basis.
An impairment loss in respect of goodwill is not reversed. In respect of other assets, impairment losses recognised in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset's carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortisation, if no impairment loss had been recognised.
1.10    Employee benefits
Defined contribution plans
A defined contribution plan is a post-employment benefit plan under which the company pays fixed contributions into a separate entity and will have no legal or constructive obligation to pay further amounts. Obligations for contributions to defined contribution pension plans are recognised as an expense in the income statement in the periods during which services are rendered by employees.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1	Accounting policies (continued)

1.11    Own shares held by Employee Stock Ownership Plan ("ESOP") trust

Transactions of the Group-sponsored ESOP trust are included in the group financial statements. In particular, the trust's purchases and sales of shares in the Company are debited and credited directly to equity.

1.12    Provisions

A provision is recognised in the statement of financial position when the Group has a present legal or constructive obligation as a result of a past event, that can be reliably measured and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects risks specific to the liability.

1.13    Revenue

The Group operates principally as an integrated provider of information services and software to institutional customers, focused on consumer credit life cycle management, fraud prevention/identity verification and marketing solutions. In addition the Group operates a direct to consumer business, through its Noddle online platform, which provides consumers free access to their credit report. The Group recognizes revenue from the following principal sources:
– The sale of credit referencing, fraud prevention/identify verification and marketing information services;
– The sale of computer software and related services for specialized business applications;
– Lead generation fees from third party consumer credit/service providers who market their services to users of the Noddle online platform
Revenue is measured based on the consideration specified in a contract with a customer and excludes amounts collected on behalf of third parties where the Group acts as an agent. The Group recognizes revenue when it transfers control over a product or a service to a customer, as set out below.
As an integrated provider of information services and software, the Group has structured its organization around geographical markets, with the United Kingdom (“UK”), United States of America (“USA”) and Rest of World (“RoW”) forming the principal operating segments of the Group. Over 95% of Group revenue is derived from the UK segment, and 90% of Group revenue is derived from the sale of information services.
All revenue reported in the Consolidated Statement of Profit and Loss and Other Comprehensive Income arises from contracts with customers. Revenue is recognized exclusive of Value Added Tax (”VAT”).
The Group operates a policy of standard payment terms of 30 days from the date of invoicing, which is applied in the majority of customer contracts. Customer contracts do not contain any significant financing components, nor do they contain any significant obligations for returns, refunds or warranties.
Information Services Contracts
The majority of Group revenues are derived from information service contracts, where the customer pays to search and retrieve data from the Group’s databases. Contracts are typically structured as annual or multi-year licenses, with guaranteed minimum fees. Under these contracts, the majority of customers contract for a predetermined number of online or batch transactions at a predetermined fee per search / record up to the contracted minimum, and once the minimum has been exceeded the customer will be charged excess fees per search / record. Revenue is recognized on the basis of the point in time when the customer uses the services (being when the searches are performed, or when the records are provided to the customer) at the effective transaction price.
Revenue related to contracts which provide information services for a fixed period of time, which are typically structured as annual or multiyear licenses, for a predetermined fee, and which either provide for unlimited use or an indeterminate level of usage, is recognized on a straight line basis over the period of the contract.
The majority of customers on annual or multi-year contracts are invoiced annually in advance for the information services, resulting in a contract liability as amounts billed will typically exceed revenue recognized. This is the principal driver of the overall Group contract liability position.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1	Accounting policies (continued)

1.13    Revenue (continued)

Transactional revenues from pay as you go information service contracts and the provision of batch data services, where contracts will specify predetermined fees per search / record or for the service, is recognized in the month the performance obligation, being the delivery of the searches or data, to the customer is met.

Software Contracts
Software contracts typically comprise a number of separate performance obligations, which can include development and configuration services, software licences, and annual hosting, support & maintenance services. The Group offers both hosted solutions, where customers access software which is maintained on the Group’s IT infrastructure, and on premise solutions, where the software is installed on customers or third party IT systems.
Each software contract is assessed to determine separate performance obligations and to determine the transaction price associated with each obligation, which will be predetermined in the contract and based upon pricing policies and frameworks maintained by the Group. Development and configuration services are typically distinct under contract, and revenue is recognized over time based on direct measurement of the time spent completing the work.
The Group assesses each contract that includes a separate licence performance obligation to determine whether the licence revenue is recognized over time or at a point in time. Software licences delivered by the Group can either be a right to access licence, where he customer has control of the software, or a right to use licence. Licences which either require continuous updates or upgrades that significantly affect the software or which are not separable from other services such as hosting, are deemed to be right to use licences and revenue is recognized on a straight basis over the period of the licence. Where the customer has control of the software, licence revenue is recognized upfront at the point the customer has control of the software.
Hosting, support and maintenance services which are delivered over time, are recognized on a straight-line basis over the period of the contract, which are typically annual or multiyear contracts.
The majority of software customers contract on the basis of multi-year contracts, which are typically invoiced annually in advance for the licence and hosting, support and maintenance services. This results in a contract liability as amounts billed will typically exceed revenue which is recognized on a straight line basis over the period of the licence or service.
Consumer Lead Generation
The Group has contracts with a range of third party consumer credit / other service providers under which the Group receives a predetermined fee for each Noddle consumer that uses the third party services. Revenue is recognized on a transactional basis in the month in which the consumer uses the services.

1.14    Expenses

Contract Costs
Costs to obtain contracts from customers relate to sales commissions paid to employees of the Group, in respect of obtaining institutional information services and software contracts. Applying the practical expedient in paragraph 94 of IFRS 15, the Group recognizes this incremental costs of obtaining contracts as an expense when incurred if the amortization period of the assets that the Group would have recognized is one year or less.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1 Accounting policies (continued)

1.14    Expenses (continued)

Payments made under operating leases are recognised in the income statement on a straight-line basis over the term of the lease. Lease incentives received are recognised in the income statement as an integral part of the total lease expense.
Financing income and expenses
Financing expenses comprise interest expense and amortised borrowing costs.
Financing income comprise interest income on funds invested and dividend income.
Interest income and interest payable is recognised in profit or loss as it accrues, using the effective interest method. Dividend income is recognised in the income statement on the date the entity's right to receive payments is established.

1.15    Taxation

Tax on the profit or loss for the year comprises current and deferred tax. Tax is recognised in the income statement except to the extent that it relates to items recognised directly in equity, in which case it is recognised in equity.
Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years. Current tax assets and liabilities are offset only if certain criteria are met.
Deferred tax is provided on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The following temporary differences are not provided for: the initial recognition of goodwill; the initial recognition of assets or liabilities that affect neither accounting nor taxable profit other than in a business combination, and differences relating to investments in subsidiaries to the extent that the Group is able to control the timing of the reversal of the temporary differences and it is probable that they will not reverse in the foreseeable future. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the reporting date.
A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the temporary difference can be utilised. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probably that the related tax benefit will be realized; such reductions are reversed when the probability of future taxable profits improves.
Deferred tax assets and liabilities are offset only if certain criteria are met.
1.16    Use of judgements and estimates

In preparing these consolidated financial statements, management has made judgements, estimates and assumptions that affect the application of the Group’s accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are recognised prospectively.
Judgements
There are no judgements made in applying accounting policies that are considered to have a significant effect on the amounts recognized in the consolidated financial statements.
Assumptions and estimation uncertainties
Information about assumptions and estimation uncertainties that have a significant risk of resulting in a material adjustment to the carrying amounts of assets and liabilities within the year ending 31 December 2017 is included in the following note:
– Note 9 - Impairment test of goodwill

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1 Accounting policies (continued)

1.17    Adopted IFRS not yet applied

At the date of authorisation of these financial statements, the following Standards and Interpretations which have not been applied in these financial statements were in issue but not yet effective:
IFRS 9 Financial Instruments (effective from 1 January 2018); IFRS 16 Leases (effective from 1 January 2019); IFRS 17 Insurance Contracts (effective from 1 January 2021); IFRS 10 and IAS 28 (amendments) Sale or contribution of assets between an investor and its associate or joint venture (effective date to be determined).
The directors do not expect that the adoption of the Standards listed above will have a material impact on the financial statements of the Group in future periods.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

2    Acquisitions

2.1    Acquisitions of subsidiaries in the current period

On 20 June 2017, the Group acquired 51% of the ordinary shares in Confirma Sistemas for initial consideration of £531k, satisfied in cash. The Company is incorporated in Spain and provides online fraud prevention services which are integral to the credit origination processes of consumer finance providers. The acquisition, which will form part of the Group’s Spanish operations, establishes a firm market presence and a platform for further expansion. In the period to 31 December 2017 the subsidiary contributed revenues of £504k and net profit of £31k to the consolidated net profit for the year.

If the acquisition had closed on 1 January 2017, Group revenue for the year ended 31 December 2017 would have been £150,813k and the Group loss would have been £55,153k.

The acquisition had the following effect on the Group's assets and liabilities.

Recognised values on acquisition
£000
Acquiree's net assets at the acquisition date:
Property, plant and equipment	1
Intangible assets	1,090
Deferred tax asset	385
Trade and other receivables	292
Cash and cash equivalents	126
Trade and other payables	(2,300)
───────
Net identifiable assets and liabilities	(406)
═══════

Non-controlling interest	(199)
═══════
Consideration paid:
Initial cash price paid	531
Deferred consideration at fair value	399
───────
Total consideration	930
═══════

Deferred consideration
The Group has agreed to pay the vendors additional consideration of £399k. As at 31 December 2017, £199k of the deferred consideration had been paid. The Group has included £182k as deferred consideration related to the additional consideration, which represents its fair value at the reporting date.
Goodwill
The goodwill of £1,102k arising from the acquisition is attributable to the expected growth potential for the business.
Acquisition related costs
The Group incurred acquisition related cost of £40k related to professional fees for due diligence and legal support, and stamp duty. These costs have been included in administrative expenses in the Group's consolidated statement of profit and loss and other comprehensive income.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

2 Acquisitions (continued)

2.1    Acquisitions of associates in the current period

On 20 June 2017, the Group acquired 51% of all the ordinary shares in Soluciones Confirma for initial consideration of £351k, satisfied for cash. Soluciones Confirma, an entity incorporated in Spain, is provides online identity verification services to enable customers to comply with anti-money laundering legislation. The Group has 51% of ordinary shares with control over 25% of voting rights in Soluciones Confirma, therefore is deemed to be an associate. Equity accounting has been applied for Soluciones Confirma. The acquisition forms part of the Callcredit’s Spanish operations, and together with Confirma Sistemas establishes Callcredit in the Spanish market and provides a platform for expansion.

2017
£000

Aggregate carrying amount of the associate	620
─────
Aggregate amounts of the reporting entity’s share of:
Profit/(loss) from continuing activities	30
Post-tax profit or loss from discontinued operations	—
Other comprehensive income	—
─────
Total comprehensive income	30
═════

Deferred consideration
The Group has agreed to pay the vendors additional consideration of £263k. As at 31 December 2017, £131k of the deferred consideration had been paid. The Group has included £120k as deferred consideration related to the additional consideration, which represents its fair value at the reporting date.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

3 Expenses
Included in the loss for the year are the following:

Group
2017
£000

Impairment loss on goodwill	3,123
Impairment loss on intangibles	150
Impairment loss on property, plant and equipment	4
Depreciation of property, plant and equipment	2,734
Amortisation of intangibles	17,933
Staff costs (note 4)	62,826
Rentals expense under operating leases (note 19)	2,498

4 Staff costs
The aggregate payroll costs of employees were as follows:

Group
2017
£000

Wages and salaries	59,114
Social security costs	6,005
Contributions to defined contribution plan	2,855
Capitalised development costs	(5,148)
───────
62,826
Employee benefits are disclosed within note 16.	═══════

5 Directors' remuneration

Group
2017
£000

Remuneration	1,408
═══════

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

6 Finance income and expenses

Recognised in profit and loss

Group
2017
£000
Finance income

Fair value adjustment of deferred consideration	5,148
Interest income on financial assets	2
───────
Total finance income	5,150
═══════

Group
2017
£000
Finance expenses

Total interest expense on external loans	17,069
Total interest expense on loan notes	46,783
Amortisation of borrowing costs	1,249
Fair value adjustment of deferred consideration	476
───────
Total finance expenses	65,577
═══════

The fair value adjustments of deferred consideration relate to historic acquisitions, where part of the purchase consideration was contingent on the performance of the acquired businesses in the periods following acquisition.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

7 Taxation

Recognised in profit and loss

Group
2017
£000
Current tax expense
Current year	4,051
Adjustments for prior years	(54)
───────
Current tax expense	3,997
───────
Deferred tax credit
Origination and reversal of temporary differences	(2,139)
Under provided in prior years	1,474
Differences in accounting policies	(2,801)
───────
Deferred tax credit	(3,466)
───────
───────
Total tax expense	531
═══════
No tax was recognized in Other Comprehensive Income or directly in equity.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

7 Taxation (continued)

Reconciliation of effective tax rate

Group
2017
£000

Loss for the year	(54,905)
Total tax expense / (credit)	531
───────
Loss before taxation	(54,374)

Tax using the UK corporation tax rate of 19.25%	(10,467)
Other	50
Movement in unrecognised deferred tax assets	717
Fixed asset differences	51
Impact of reduction in UK tax	360
Non-deductible expenses	9,395
Non-taxable revenues	(995)
Under / (over) provided in prior years	1,420
───────
Total tax expense / (credit)	531
═══════
A reduction in the UK corporation tax rate to 19% (effective from 1 April 2017) and to 18% (effective 1 April 2020) were substantively enacted on 26 October 2015, and an additional reduction to 17% (effective 1 April 2020) was substantively enacted on 6 September 2016. This will reduce the company’s future tax charge accordingly. The deferred tax asset/liability at 31 December 2017 has been calculated based on these rates.
There are gross unused tax losses of £1,242k for which no deferred tax asset is recognised in the statement of financial position. There is no expiry date for these tax credits.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

8 Property, plant and equipment

	Office equipment	Total
	£000	£000
Cost
Balance at 1 January 2017	18,014	18,014
Additions	1,195	1,195
Transfers	38	38
	───────	───────
Balance at 31 December 2017	19,247	19,247
	═══════	═══════
Depreciation and impairment
Balance at 1 January 2017	13,124	13,124
Depreciation charge for the year	2,734	2,734
Transfers to intangible assets	(15)	(15)
Impairment charge	4	4
	───────	───────
Balance at 31 December 2017	15,847	15,847
	═══════	═══════
Net book value
At 1 January 2017	4,890	4,890
	═══════	═══════
At 31 December 2017	3,400	3,400
	═══════	═══════

None of the assets included above are held under finance leases.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

9 Intangible assets

	Databases and purchased data assets	Deferred development expenditure	Customer contracts	Software	Goodwill	Assets under construction	Total
	£000	£000	£000	£000	£000	£000	£000
Cost
Balance at 1 January 2017	6,505	17,387	96,818	36,460	407,795	651	565,616

Acquisitions through business combinations	1,092	—	—	—	1,102	—	2,194
Additions	907	5,115	—	889	—	1,634	8,545
Transfers	119	(276)	—	(121)	—	240	(38)
	──────	──────	──────	──────	──────	──────	──────
Balance at 31 December 2017	8,623	22,226	96,818	37,228	408,897	2,525	576,317
	══════	══════	══════	══════	══════	══════	══════
Amortisation and impairment
Balance at 1 January 2017	2,098	5,683	25,934	15,019	1,155	—	49,889
Amortisation for the year	1,836	5,402	6,147	4,548	—	—	17,933
Impairment charge	28	120	—	2	3,123	—	3,273
Transfers	4	(49)	—	60	—	—	15
	──────	──────	──────	──────	──────	──────	──────
Balance at 31 December 2017	3,966	11,156	32,081	19,629	4,278	—	71,110
	══════	══════	══════	══════	══════	══════	══════
Net book value
At 1 January 2017	4,407	11,704	70,884	21,441	406,640	651	515,727
	══════	══════	══════	══════	══════	══════	══════
At 31 December 2017	4,657	11,070	64,737	17,599	404,619	2,525	505,207
	══════	══════	══════	══════	══════	══════	══════

The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired. For the purposes of impairment testing, the Group has allocated goodwill across CGU’s as follows:

2017
£000
UK Business (excl. acquisitions)	359,372
Recipero (acquired 2016)	16,109
Numero (acquired 2015)	9,414
Other minor acquired units	19,724
───────
Total Goodwill	404,619
═══════
The recoverable amounts of the CGUs are determined from value in use calculations. The key assumptions for the value in use calculations are those regarding the discount rate and growth rates in cash flows. The growth rate assumptions reflect historical data from internal and external sources, and management’s business plans, which in turn take account of assessment of future industry trends. Management estimates discount rates using the pre-tax rates that reflect current market assessments of the time value of money. The rate used to discount the forecast cash flows from the CGUs is 9.69%.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

9 Intangible assets (continued)

The Group prepares operating profit and cash flow forecasts derived from the most recent financial budgets approved by management for the next three years and extrapolates forecasts for the following years based on an estimated terminal growth rate. A terminal growth rate of 3% was used based on management’s estimate of the long term compound annual growth rate.
For one of the minor CGUs, due to deterioration in business performance and management’s decision to withdraw certain products from the market, management’s impairment review determined that the future cash flow allocated to that CGU no longer supported the goodwill carrying amount and as such this goodwill was impaired to nil.
For other CGUs, the estimated recoverable amounts exceeded the carrying amounts. This position was maintained under reasonably possible alternative adverse scenarios, which included increasing the discount rate up to 13%.

10 Investments in associate

At 31 December 2017 the Company held interests in the following associates:

Name of Associate	Principal Business Activity	Type of Shares Held	Proportion of Shares Held (%)	Immediate Parent	Country of Incorporation and Operation
Soluciones Confirma Asnef - Signe S.L.	Fraud and ID Protection	Ordinary Shares	51	Callcredit Information Group Limited	Spain

The Company holds 25% of voting rights in Soluciones Confirma Asnef - Signe S.L.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

11 Deferred tax assets and liabilities

Recognised deferred tax assets and liabilities

Deferred tax assets and liabilities are attributable to the following:

2017
£000

Deferred tax asset created on adoption of IFRS 15 accounting policy	14,291
Intangible assets	(16,077)
Fixed Asset Timing Differences	1,827
────────
Net tax assets	41
════════
Movement in deferred tax during the current year

	Group
	1 January 2017 (restated)	Recognised in income	Acquired in business combination	31 December 2017
	£000	£000	£000	£000

Deferred tax asset created on adoption of IFRS 15	11,604	2,687	—	14,291
Intangible assets	(16,874)	412	385	(16,077)
Fixed Asset Timing Differences	1,460	367	—	1,827
	────────	────────	────────	────────
	(3,810)	3,466	385	41
	════════	════════	════════	════════

12 Trade and other receivables

2017
£000

Trade receivables	67,445
Prepayments	11,547
Contract Assets	1,233
Other receivables	2,376
════════
Non-current	2,003
Current	80,598
───────
82,601
════════

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

13 Cash and cash equivalents

2017
£000

Bank balances	5,364
───────
Cash and cash equivalents	5,364
═══════

14 Other interest-bearing loans and borrowings

This note provides information about the contractual terms of the Group's interest-bearing loans and borrowings, which are measured at amortised cost.

2017
£000
Non-current liabilities
Secured bank loans	246,764
Unsecured loan from institutional shareholder and key management personnel	434,577
───────
681,341
═══════
Current liabilities
Current portion of secured bank loans	17,410
───────
17,410
═══════

The borrowings figure above includes £3,656k of borrowing costs, which net off against the loan and are released through profit and loss over the period of the loan, in accordance with IAS 23.

The secured bank loans and loans from institutional shareholder and key management personnel were settled in full on acquisition by Vail Holdings UK Limited (part of the TransUnion group of companies).

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

15 Trade and other payables

2017
£000
Current
Trade payables	7,189
Accruals	13,600
Contract Liabilities	66,637
Social security and other taxes	2,274
VAT	7,331
Deferred Consideration	301
Other payables	1,394
═══════
98,726
════════

At the commencement of the reporting period, 1 January 2017, the Group contract liabilities totaled £59.6m. Revenue recognized in the reporting period that was included in the contract liability balance at the beginning of the period amounted to £57.3m. Increases due to cash received and contracts invoiced excluding amounts recognized as revenue, during the period amounted to £64.3m.

The aggregate amount of the transaction price allocated to performance obligations under customer contracts that are unsatisfied (or partially unsatisfied) as at the end of the reporting period was approximately £159.8m. Management expects that 69% of the transaction price allocated to unsatisfied contracts as at the 31 December 2017 will recognized as revenue in in the reporting period ending 31 December 2018, with 25% recognized in 2019 and 6% in 2020/21.

16 Employee benefits

Pension plans - defined contribution plans

The Group operates a number of defined contribution pension plans.

The total expense relating to these plans in the current year was £2.9m.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

17 Capital and reserves

2017
£000
Allotted, called up and fully paid
980,312 'A' Ordinary shares of £0.001 each	1
64,915 'B' Ordinary shares of £1.00 each	65
16,254 non-voting ‘B’ Ordinary shares of £1.00 each	16
209,242 'C' Ordinary shares of £0.001 each	—
51,675 'D' Ordinary shares of £0.001 each	—
1,302 Deferred shares of £1.00 each	1
───────
83
═══════

The holders of A share and of 'voting B shares' are entitled to vote. The A shareholders vote together as a class. Each voting B shareholder has 5% of the votes. The total B share vote is 25% (even if there are 6 voting B shareholders). The holders of non-voting B shares, C shares, D shares and deferred shares cannot vote. Holders of deferred shares do not receive dividends.
Other reserves are in relation to transactions in the Company’s own shares through the Employee Benefit Trust, which is fully consolidated in these financial statements.
18 Financial instruments

18 (a) Fair values of financial instruments

The group's financial instruments include trade and other receivables, trade and other payables, cash and cash equivalents and interest bearing borrowings. The fair values for each class of financial assets and financial liabilities together are not materially different from their carrying amount.

Trade and other receivables and trade and other payables, debt and cash
The fair value of trade and other receivables, trade and other payables and debt are assessed based upon discounted cash flows at prevailing interest rates. Cash and cash equivalents fair value approximate to their book values.
Derivative financial instruments
The group has an interest rate cap which is valued at the fair value as determined by the market value of an equivalent cap at the reporting date. The fair value of the interest rate cap at the reporting date was nil.
Fair values
Financial instruments are analysed into a fair value hierarchy based on the valuation technique used to determine fair value.
Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities
Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices)
Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

All financial assets and liabilities are considered to be recognised at amortised costs except for deferred consideration and derivatives, and therefore aren't revalued. The deferred consideration and derivatives are recognized at fair value as at the reporting date.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

18 Financial instruments (continued)

18 (b) Credit risk

Financial risk management
Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group’s receivables and contract assets from customers, and investment securities.

Management has a credit policy in place and the exposure to credit risk is monitored on an ongoing basis. Credit evaluations are performed on all customers requiring credit over a certain amount. At the reporting date the directors believe that there were no significant concentrations of credit risk based on the size, age and nature of trade receivable balances as well as the historical recovery rates with these companies. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in the statement of financial position.

It is mitigated by rigorous credit control, including the regular review of credit limits utilising data from credit agencies and the Group's own financial and marketing intelligence.

The Group is therefore, confident that those debts (both not yet due and past due) and contract assets for which there is no provision, will be recovered in the forthcoming year. The maximum exposure to credit risk is represented by the carrying amount of each financial asset.
Credit quality of financial assets and impairment losses
There were no impairment losses in relation to contract assets in the reporting period. The aging of trade receivables at the reporting date was:

	Gross	Impairment
	2017	2017
	£000	£000

Not past due	51,145	(98)
Past due 0-30 days	9,342	(98)
Past due 31-120 days	4,506	(506)
More than 120 days	4,633	(1,480)
	──────	──────
	69,626	(2,182)
	══════	══════

2017
£000

Receivables provision balance at 1 January	(1,222)
Impairment loss recognised	(1,062)
Net debtors written off	102
──────
Receivables provision balance at 31 December	(2,182)
══════

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

18 Financial instruments (continued)

18 (b) Credit risk (continued)
The allowance account for trade receivables is used to record impairment losses unless the Group is satisfied that no recovery of the amount owing is possible; at that point the amounts considered irrecoverable are written off against the trade receivables directly.

18 (c) Liquidity risk
Financial risk management
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due.
The Group finances its operations through a mixture of cash from retained profits and bank borrowings. The Group ensures that there are sufficient funds to meet the expected funding requirements of the Group's operations and investment opportunities, through financial planning and budgetary procedures and ongoing monitoring and management of its liquidity position.

The following are the contractual maturities of financial liabilities, including estimated interest payments and excluding the effect of netting agreements:

	1 year or less	1 to < 2 years	2 to < 5 years	5 years and over	Carrying amount
	£000	£000	£000	£000	£000
Non derivative financial liabilities
Secured bank loans - Senior	22,766	21,402	181,031	—	193,914
Secured bank loans - Mezzanine	5,192	5,324	90,248	—	70,468
Undrawn committed borrowing facilities	676	774	92	—	46
Unsecured loan notes	—	—	—	843,737	434,577
	─────	─────	─────	─────	─────
	28,634	27,500	271,371	843,737	699,005
	═════	═════	═════	═════	═════

At the 31st December 2017, there were undrawn committed borrowing facilities of £38m which attracted an interest charge of 1.7% per annum.

The senior secured bank loans incur interest of 4.5% above LIBOR.

The mezzanine secured bank loans incur interest of 9% + the greater of LIBOR and 1%, 2.5% of this is treated as a PIK loan.

The Senior and Mezzanine loans are guaranteed through fixed and floating charges over the Group's assets.

The loan notes carry a fixed rate of interest of 12% p.a. and are not redeemable until the earlier of February 2024 or a change in control. Interest is either accumulated and payable on redemption of the loan notes or converted into further loan notes.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

18 Financial instruments (continued)

18 (d) Market Risk
Financial risk management
Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments.
Interest expense reflects the cost of the Group's borrowings. Interest income arises from investment of cash and short term deposits held by the Group. Interest rate risk is managed by monitoring market rates to ensure that optimal returns are achieved and the Group has taken out an interest rate cap to hedge against a significant increase in interest rates.
The Group predominately operates within the UK and therefore the risks to movement in foreign exchange rates are not significant. Exchange rate is managed through the use of foreign currency bank accounts where foreign payments and receipts are transacted creating a natural hedge.
Interest rate risk
Interest expense reflects the cost of the group's borrowings. Interest income arises from investment of cash and short term deposits held by the group. Interest rate risk is managed by monitoring market rates to ensure that optimal returns are achieved and through an interest rate cap which is measured at fair value.
Management have performed a sensitivity analysis which showed that a 1% increase in interest rates would have an impact of £2.3m and the business would have adequate resources to meet this cash outflow.

18 (e) Capital Management
The Group's objectives when managing capital (includes transactions with owners), equity and borrowings, is to safeguard the Group as a going concern and provide returns for the shareholders and other stakeholders by maintaining an optimal capital structure. The Group’s overall strategy remains unchanged from the prior year.

19 Operating leases

Non-cancellable operating lease rentals are payable as follows:

Land and buildings:	2017
£000

Less than one year	2,595
Between one and five years	8,067
More than five years	5,761
───────
16,423
═══════

Other:

2017
£000

Less than one year	17
───────
17
═══════

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

19 Operating leases (continued)

The group leases all offices that it operates from. The main office based in Leeds has a lease agreement running to 2026.
During the year £2,498k was recognised in profit or loss in respect of operating leases.

20 Commitments

Capital commitments
The group did not have any capital commitments in the current year.

21 Related parties

Transactions with key management personnel
The directors are deemed to be the key management personnel and the compensation is set out in note 5.

Transactions with management and institutional shareholders

2017
£000
Net interest
Interest payable to institutional shareholders	43,168
Interest payable to key management personnel	3,614
───────
46,782
═══════
Outstanding balances
Loan from Institutional shareholders	400,929
───────
400,929
═══════

	Receivables outstanding	Payables outstanding
	2017	2017
	£000	£000

Other related parties	—	573
Senior Management	644	—
	───────	───────
	644	573
	═══════	═══════

During the year £1,262k was paid to the institutional shareholders in respect of management services.

CROWN ACQUISITION TOPCO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

22 Ultimate parent company

The Company is the ultimate UK parent company of the Callcredit group of companies incorporated in England and Wales as at the reporting date.

At the reporting date, the controlling interest in the issued share capital of the company was held by Crown Holdco S.a.r.l. Funds managed by GTCR Investment X AIV Ltd. which indirectly holds a controlling interest in Crown Holdco S.a.r.l and GTCR Investment X AIV Ltd. has decision-making control with respect to such funds.

23 Post balance sheet event

On 19th June 2018, Vail Holdings UK Limited (part of the TransUnion group of companies) acquired the entire share capital of Crown Acquisition Topco Limited. The secured bank loans and loans from institutional shareholder and key management personnel were settled in full at the transaction completion.